PURCHASE AND SALE AGREEMENT
                           ---------------------------

                           Villa Americana Apartments
                                 Houston, Texas


         THIS PURCHASE AND SALE AGREEMENT ("Agreement"), is made and entered into on the Effective Date as provided in Section 18 hereof upon the terms and conditions hereinafter set forth, by and between VILLA AMERICANA ASSOCIATES, LTD., a Texas limited partnership ("Seller"), and HOMES FOR AMERICA HOLDINGS, INC., a Nevada corporation ("Purchaser").

                              PRELIMINARY STATEMENT
                              ---------------------

         Subject to the terms and conditions of this Agreement, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller, certain real property located in Harris County, Texas, more fully described on Exhibit "A" attached hereto, together with all and singular, the rights, air rights, easements, rights-of-way, tenements and hereditaments appertaining thereto, including any right, title or interest of Seller in and to adjacent streets, easements, privileges, alleys or rights-of-way now or hereafter belonging to or inuring to the benefit of the land, and all buildings, structures and other improvements erected or placed thereon, known as "Villa Americana Apartments", 5901 Selinsky, Houston, Harris County, Texas 77048 (collectively, the "Real Property"), together with certain other assets more fully hereinafter described.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the Purchase Price (as hereinafter defined), the mutual covenants and agreements of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Assets To Be Purchased. Subject to the terms and conditions of this Agreement, Seller shall sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall purchase, acquire, take and accept from Seller, each of the following (collectively, the "Conveyed Assets"):

                  (a) the Real Property;

                  (b) all furniture, furnishings, fixtures, equipment and other personal property, tangible or intangible, and all interests in personal property, owned by Seller, situated on or in or attached to or located at the Real Property and used in connection with Seller's operation or maintenance of the Real Property (collectively, the "Personal Property"; the Real Property and the Personal Property are sometimes, collectively, referred to herein as the "Premises");

                  (c) all Seller's interest in all residency agreements, leases, tenancies and occupancy arrangements relating to the Premises (collectively, the "Leases"), all prepaid rents (collectively, the "Prepaid Rents") and all deposits, whether security, damage or otherwise (collectively, the "Deposits"), paid by residents (collectively, the "Residents") holding under the Leases;

                  (d) the right to use the name "Villa Americana Apartments" to the extent Seller has the right to use such name, and all of Seller's interest, if any, in all other names, logos, designs, slogans and trademarks used in connection with the Premises and its operations, except Seller's name, the name of any affiliate of Seller or any derivations of any one, or more or all of them (collectively, the "Trade Name");


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                  (e)  all  books  and  records,  rent  rolls,  Resident  lists, applications and credit files pertaining to Seller's operation or maintenance of the Premises (collectively, the "Operating Records");

                  (f) all of Seller's interest in that certain Housing Assistance Payments Contract between the U.S. Department of Housing and Urban Development ("HUD") and Seller relating to an aggregate of 258 units at the Real Property (the "HAP Contract"), subject to the provisions of Section 4.(d) hereof; a copy of the HAP Contract, marked Exhibit "B" is attached hereto;

                  (g) all of Seller's interest in any and all service contracts, maintenance agreements and other similar contracts affecting the operation or maintenance of the Premises (collectively, the "Contracts"); and

                  (h) warranties and guarantees claims (if any) under or with respect to the Contracts or the Personal Property, or with respect to any construction of or repairs to the Premises or any part thereof;

provided, however, that in no event shall the Conveyed Assets include (i) any of Seller's cash in any Seller bank account; (ii) cash or securities in any of Seller's escrow or impound accounts for or relating to the Real Property, including, but not limited to, the reserve for replacements for the Premises and the escrows or impounds for ad valorem real estate taxes, insurance, residual receipts and interior and/or exterior painting; (iii) petty cash of the Premises; (iv) accounts receivable; and (v) partnership records.

         2. Purchase Price; Escrow Agent.

                  (a) The total purchase price for the Conveyed Assets shall be the sum of EIGHT MILLION SIX HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($8,615,000.) (the "Purchase Price"), subject to the prorations, adjustments and credits hereinafter provided for in this Agreement, payable as follows:

                        (i) The sum of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.) (the "Earnest Money Deposit"), shall be paid to Lawyers Title Insurance Corporation ("Title Company"), 300 Convent Street, Suite 180, San Antonio, Texas 78205, Attention: Jack Hoffman, Senior Vice President (the Title Company in such capacity, the "Earnest Money Escrow Agent"), within two (2) business days following the due execution of this Agreement by Seller and by Purchaser and delivery of the fully signed Agreement to Title Company, via priority overnight carrier service, to be deposited into and held, in escrow, by the Earnest Money Escrow Agent, in one or more fully federally insured, interest-bearing special escrow accounts and applied in accordance with the terms of this Agreement. Within two (2) business days after the end of the Inspection Period, unless this Agreement has been terminated pursuant to the terms hereof, Purchaser shall increase the Earnest Money Deposit by depositing with the Earnest Money Escrow Agent the additional sum of SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($75,000); thereafter the phrase "Earnest Money Deposit" shall mean and refer to the total ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) deposited with the Earnest Money Escrow Agent. If this Agreement has not been terminated pursuant to the terms hereof and Purchaser fails to timely increase the Earnest Money Deposit, as above provided, then Seller shall have the right to terminate this Agreement by written notice to Seller. If Seller elects to terminate this Agreement, the Earnest Money Deposit shall be paid to Seller as liquidated damages and not as a penalty by Earnest Money Escrow Agent and the parties shall have no further rights, duties or obligations hereunder (except as otherwise expressly provided in this Agreement). For all purposes of such deposit or deposits, Purchaser's T.I.N. is 88-0355448.


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                       (ii)  The  balance of the  Purchase Price,  namely, EIGHT
MILLION FIVE HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($8,515,000.), or such other balance as shall remain after the prorations, adjustments and credits in accordance with this Agreement, shall be paid to Seller by Purchaser, at Closing, by federal funds wire transfer or other immediately available wire ready funds.

                  (b) At Closing (hereinafter defined), the Earnest Money Deposit shall be applied, dollar for dollar, toward the Purchase Price due at Closing. Purchaser, at its option, may elect for the Earnest Money Deposit not to be applied toward the Purchase Price at Closing in which event after receipt of the full Purchase Price at Closing, paid as aforesaid, the Earnest Money Deposit shall be returned to Purchaser by the Earnest Money Escrow Agent. In the event that there is no Closing of the transactions contemplated by this Agreement, the Earnest Money Escrow Agent shall release and pay over, in accordance with the provisions of this Agreement, the Earnest Money Deposit previously deposited with the Earnest Money Escrow Agent and held in escrow hereunder in accordance with the provisions of this Agreement. References herein to the "Earnest Money Deposit" shall, for all purposes hereof, also be deemed to include all interest earned thereon. Upon due compliance with the provisions hereof relating to the Earnest Money Deposit, the Earnest Money Escrow Agent shall have no further obligations or liability to any party hereto with regard to the Earnest Money Deposit.

                  (c) With the exception of the Permitted Encumbrances (defined in Subsection 3.(c) hereof) and the HAP Contract (Exhibit "B"), there shall be no lien indebtedness or other debt, mortgage, encumbrance or obligation encumbering the Conveyed Assets, or any part thereof, at the consummation of the Closing herein; provided, however, that should any such lien indebtedness or other debt, mortgage, encumbrance or obligation exist against the Conveyed Assets, to and including the Closing Date herein, the same shall be paid by Seller and discharged or released at the Closing and shall not appear as an exclusion from the title insurance policy coverage to be provided in the Owner Policy of Title Insurance pursuant to Subsection 3.(a) hereof.

         3. Title Commitment/Policy; Survey.

                  (a) Within seven (7) days after the Effective Date, Seller shall, at its sole cost and expense, furnish to Purchaser a title commitment, issued by Title Company, committing to issue to Purchaser an Owner Policy of Title Insurance (the "Owner Title Policy") with respect to the Real Property, dated after the Effective Date hereof (the "Title Commitment"), in the full amount of the Purchase Price, showing fee simple title to the Real Property to be vested in Seller and setting forth the state of title of the Real Property and all exceptions, if any, affecting the Real Property which would appear in such Owner Title Policy, when issued, accompanied by true and exact, legible hard copies of all such exceptions noted in the Title Commitment (the "Title Exception Documents"). The cost of the premium for the Owner Title Policy to be issued pursuant thereto shall be paid fifty percent (50%) by Seller and fifty percent (50%) by Purchaser.

                  (b) Purchaser shall, forthwith, cause an accurate survey of the Real Property to be made, at Purchaser's expense, by a Texas Registered Public Surveyor, containing a surveyor's certificate reasonably satisfactory to the Title Company, describing the Real Property by metes and bounds and depicting the dimensions and locations of all improvements, parking areas, easements (if any), adjoining streets, means of access to public ways, encroachments, protrusions or any other types of visible encumbrances or impediments and other matters as may be reasonably required by Purchaser (the "Survey"). The Survey shall be certified to Purchaser, to Seller and to the Title Company. At Closing, and only if the Closing is consummated, Seller will reimburse Purchaser for the cost of the Survey, up to an aggregate amount not to exceed Two Thousand Five Hundred and No/100 Dollars ($2,500.).


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                  (c) If the Title Commitment,  the Title Exception Documents or
the Survey contain any exceptions or other matters that are not acceptable to Purchaser, then Purchaser shall notify Seller, in writing, of such unacceptable exceptions or matters within the first to occur in point of time of twenty-one
(21) days after the Effective Date or seven (7) days after  Purchaser's  receipt
of  the  Title  Commitment,   the  Title  Exception  Documents  and  the  Survey
("Purchaser's Exception Period" and any such exceptions or matters of which Purchaser gives Seller written notice within such Purchaser's Exception Period are herein referred to as the "Unauthorized Exceptions"). Any exceptions to which Purchaser does not object within such Purchaser's Exception Period shall constitute "Permitted Encumbrances" hereunder, and Purchaser shall be deemed to have waived its right to object thereto.

                  (d) Seller shall have five (5) days after its receipt of Purchaser's written notice of Unauthorized Exceptions to notify Purchaser of any Unauthorized Exceptions that Seller will agree to cure at or prior to the Closing. Commencing upon the earlier of (x) Purchaser's receipt of such notice from Seller, or (y) the expiration of said five (5) day period, Purchaser shall have ten (10) days to elect either to: (i) terminate this Agreement by written notice to Seller, without any liability on its part, in which event, the parties hereto shall have no further rights duties or obligations hereunder (except as otherwise expressly provided in this Agreement), and all Earnest Money Deposit previously delivered by Purchaser to Earnest Money Escrow Agent shall be promptly returned by the Earnest Money Escrow Agent to Purchaser; or (ii) accept title to the Real Property subject only to the Permitted Encumbrances and such Unauthorized Exceptions as Seller has not agreed to cure, without reduction in the amount of the Purchase Price, in which event, such Unauthorized Exceptions shall be deemed to be Permitted Encumbrances hereunder. In the event that Purchaser fails to elect to take title to the Real Property in accordance with clause (ii) above by giving written notice to Seller within the five (5) day period aforesaid, Purchaser shall be deemed to have elected to terminate this Agreement in accordance with the terms of clause (i) above. At or prior to the Closing, Seller shall cure the Unauthorized Exceptions that Seller has notified Purchaser in writing that Seller will cure.

         4. Furnishing of Information; Conditions to Closing.

                  (a) As soon as possible, but in any event within seven (7) days after the Effective Date, Seller shall make available to Purchaser, for Purchaser's examination, the following information and materials relating to the Real Property (collectively, the "Due Diligence Materials"):

                        (i) Plans, drawings, specifications and engineering and architectural studies and work (including "as built" plans and drawings, if any) with regard to the Real Property to the extent reasonably available and under Seller's control;

                        (ii) Copies of inspection reports of the physical condition of the Premises for calendar years 1997, 1998 and 1999, year-to-date, from HUD, from the present mortgagee, if any, or from any one or more governmental agencies or authorities, federal, state, county, city or otherwise, having or asserting jurisdiction over all or any part of the Premises, including fire or safety of the Premises and/or the Residents, to the extent the foregoing are reasonably available and under Seller's control;

                        (iii) The annual operating statements for the Premises for the calendar years 1997, 1998 and 1999, year-to-date, each showing income, expenses and capital expenditures relating to the Premises (itemized in the form of the HUD chart of accounts) and a copy of the current payroll for employees;

                        (iv)All existing Leases and any amendments thereto;

                        (v) A current rent roll for the Premises setting forth, for each Lease and Resident, (a) the portion of the Premises occupied by such Resident, (b) the rent payable under such Lease, and (c) information regarding the amount and status of Deposits and Prepaid Rents, if any;

                        (vi) Contracts and any amendments or proposed amendments thereto;


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                        (vii) Copies  of  all real estate  and personal property
tax bills for 1996, 1997 and 1998; and copies of all notices of assessments, if any;

                        (viii) Copies of all licenses, permits, authorizations or approvals for the Premises and for its present use and occupancy, to the extent reasonably available and under Seller's control;

                        (ix) Copies of Seller's existing title insurance policy and survey of the Real Property;

                        (x) Copies of Seller's current sales and marketing brochures for the Premises, if any, in Seller's possession; and

                        (xi) Copies of any and all environmental reports, studies, and notices related to the Premises, in Seller's possession.

In the event that the transactions contemplated by this Agreement shall fail to close for any reason, or in the event that this Agreement is terminated for any reason, then all Due Diligence Materials and all copies thereof, in Purchaser's possession or under Purchaser's control, shall be promptly returned to Seller, and Purchaser at all times shall keep the same and all other written information that Seller shall have provided to Purchaser relating to the Property in strict confidence. References in this Agreement to "strict confidence" shall be read to allow the Purchaser to deliver the Due Diligence Materials, or excerpts or summaries thereof, to its counsel, surveyor, environmental consultant, and other professional advisers, as well as its prospective lenders and equity participants.

                  (b) From and after the Effective Date, and upon at least forty-eight (48) hours notice, Seller agrees to allow Purchaser and its agents access to the Premises at reasonable times and places to make such inspections, tests and studies as Purchaser, in its sole discretion, may deem necessary or advisable, including, without limitation, soil borings, engineering and environmental studies and other physical examinations and testings of the Real Property; provided, however, that (i) Purchaser and its agents shall neither disrupt the operation of the Premises nor unreasonably disturb any of the Residents of the Premises, and (ii) after performing any such tests and inspections, the Real Property shall, at Purchaser's expense, be returned to the same condition as it was in prior to the performance of such tests and inspections. In addition to the Due Diligence Materials, Seller further agrees to provide Purchaser with access to other of Seller's non-proprietary books, files and records relative to the Premises, to the extent reasonably available and under Seller's control, during regular business hours from and after the Effective Date hereof, upon reasonable prior written notice from Purchaser, which such notice shall also contain an enumeration of the documents and information being so requested, and may permit Purchaser to make copies thereof; provided, however, that Purchaser shall promptly return the same to Seller if the transactions contemplated by this Agreement fail to close for any reason whatsoever, and Purchaser at all times shall keep the same in strict confidence. Purchaser agrees to indemnify and hold Seller harmless from and against any and all loss, liability and damage of any kind arising out of Purchaser's (or Purchaser's agents') activities on or about the Premises in connection with any examinations, inspections or tests performed, unless caused by Seller's gross negligence or willful misconduct. This indemnity shall survive the Closing and/or any termination of this Agreement.


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                  (c) Purchaser's obligations under this Agreement are expressly conditioned upon Purchaser's inspection and approval of the Premises and of the Due Diligence Materials (collectively, "Purchaser Due Diligence Approval"). Purchaser shall have forty-five (45) days after the Effective Date (the "Inspection Period") within which to examine same and to make its tests, studies and inspections of the Premises. If Purchaser, in Purchaser's sole discretion, finds the Premises or any of the Due Diligence Materials to be unacceptable, then Purchaser may terminate this Agreement by so notifying Seller on or before 5:00 p.m., Houston, Texas time, on or before the last day of the Inspection Period, in which event the parties hereto shall have no further duties, rights or obligations hereunder (except as otherwise expressly provided in this Agreement), and Earnest Money Escrow Agent shall promptly return the Earnest Money Deposit to Purchaser. If Purchaser fails to notify Seller in writing of Purchaser's disapproval of the Premises or of the Due Diligence Materials within the Inspection Period, Purchaser will be deemed to have given its Purchaser Due Diligence Approval.

                  (d) Purchaser's and Seller's obligations under this Agreement are each expressly conditioned upon Purchaser and Seller having obtained, within ninety (90) days after the Effective Date, all required HUD prior written consents and approvals for the transactions contemplated by the Agreement, including, but not limited to (i) the sale, assignment, conveyance or transfer of the HAP Contract; (ii) the sale, assignment, conveyance or transfer of the Real Property; (iii) if applicable, the assignment of the HAP Contract by Purchaser (at Closing) as security for the purpose of obtaining financing of the Real Property; and (iv) any other required HUD consents and approvals, for example, the management of the Real Property (collectively, the "HUD Required Prior Consents").

                  Purchaser shall proceed diligently to prepare and complete all documents, information and exhibits as shall be necessary to obtain the HUD Required Prior Consents and deliver the same to Seller within ten (10) business days after the Effective Date for Seller submission to HUD, as required by the HAP Contract, within ten (10) business days after Seller's timely receipt from Purchaser of all such documents, information and exhibits required by HUD for such purpose. After the submission to HUD, Purchaser and Seller shall, with reasonable diligence, cooperate with each other and expeditiously prepare or obtain all such additional documents, information and exhibits as HUD may reasonably require during its review and processing of the request for the HUD Required Prior Consents for delivery to Seller and the submission thereof to HUD, by Seller.

                  If the HUD Required Prior Consents is not obtained with ninety
(90) days after the Effective Date, the time provided for the obtaining of such HUD Required Prior Consents may be extended by either Seller or Purchaser, upon written notice to the other, in each instance, for up to three (3) additional consecutive fifteen (15)-day periods if HUD has not yet issued the requisite HUD Required Prior Consents and HUD is still processing the same (collectively, the "HUD Approval Time Extensions" and, singularly, a "15-Day HUD Approval Time Extension"). The HUD Approval Time Extensions shall not extend the Inspection Period.

                  If the HUD Required Prior Consents, are not timely obtained, as aforesaid, within ninety (90) days after the Effective Date and of any 15-Day HUD Approval Time Extension or of the HUD Approval Time Extensions that either or both of the parties hereto may elect to assert, either Purchaser or Seller may terminate this Agreement, upon written notice to the other, in which event, the parties hereto shall have no further duties, rights or obligations hereunder (except as otherwise expressly provided in this Agreement), and Earnest Money Escrow Agent shall promptly return the Earnest Money Deposit to Purchaser. For all purposes of this Agreement, the condition precedent relating to the HUD Required Prior Consents cannot be waived.


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


                  (e) Purchaser's obligation to close under this Agreement are also expressly conditioned upon (i) the representations and warranties of Seller set forth in Section 6 hereof shall be true on the Effective Date and on the Closing Date as if made at such date; (ii) there shall be no change in the zoning classification in place for the Premises as of the last day of the Inspection Period; (iii) there shall be no change in the condition of the title of the Premises from that shown in the Title Commitment and in the Survey, each as approved by Purchaser pursuant to Section 3 hereof; and (iv) there shall be no outstanding violations as determined by the appropriate governmental agencies or authorities, federal, state, county, city or otherwise, having or asserting jurisdiction over the Premises relating to the Premises or its present operations or fire or safety of the Premises and/or the Residents materially affecting the continuing present operations of the Premises that, in each case, first arose after the expiration of the Inspection Period and Purchaser had received no written notice thereof prior to the expiration of the Inspection Period; provided, however, Seller shall have the right, but not the obligation, to attempt to cure any such violation of which it receives notice for up to thirty (30) days, and so long as Seller is proceeding in good faith to cure such violation, Purchaser shall not be permitted to terminate this Agreement during this thirty (30) day period; and (v) Purchaser shall receive from Seller written confirmation duly executed by Seller's managing agent for the Premises that the management agreement between Seller and Seller's management agent has, at Purchaser's option and written direction to Seller so to do, been terminated effective as of the Closing Date.

                  If one or more of the conditions precedent to Purchaser's obligation to close hereunder, as set forth in Subsections (i) through (v), inclusive, of this Subsection 4.(e) hereof, has not been satisfied on or before the Closing Date hereunder, Purchaser shall have the option of: (i) waiving its condition precedent and closing in accordance with the terms of this Agreement;
(ii) canceling this Agreement, by written notice to Seller, given on or before the Closing Date ("Purchaser's Cancellation Right"); or (iii) delaying the Closing Date from time to time for a period not to exceed thirty (30)
consecutive days to give Seller an additional opportunity to satisfy such conditions. In the event Purchaser exercises its Purchaser's Cancellation Right in accordance with the foregoing, Earnest Money Escrow Agent shall deliver to Purchaser the Earnest Money Deposit and this Agreement shall thereupon terminate and Seller and Purchaser shall be released from any further duties, rights or obligations hereunder (except as otherwise expressly provided in this Agreement). If Purchaser does not timely exercise Purchaser's Cancellation Right, Purchaser shall be deemed to have waived its aforesaid conditions precedent.

                  (f) Assuming Purchaser has approved the condition of the Premises and of the Due Diligence Materials, Seller's obligations under this Agreement are also expressly conditioned upon (i) the representations and warranties of Purchaser set forth in Section 7 hereof shall be true on the Closing Date as if made at such date; (ii) timely issuance by HUD and the receipt by Seller of the HUD Required Prior Consents; (iii) HUD's prior written confirmation and the receipt thereof by Seller of compliance with all applicable provisions of Public Law 105-276 enacted by the Congress of the United States and signed into law by President Clinton on October 21, 1998, and the HUD rules and regulations, if any, applicable thereto, clarifying the owner's right to prepay its mortgage, including, but not limited to, the requirement of not less than one hundred fifty (150) days but not more than two hundred seventy (270) days prepayment notice to HUD and to others, as therein specified, and the statutory mandate that prepayment can be made only if the owner of the project involved agrees not to increase the rent charges for any dwelling unit in the project during the sixty (60)-day period beginning upon such prepayment (collectively, "Compliance With Public Law"); and (iv) Purchaser's written agreement to accept and be bound by the Compliance With Public Law ("Purchaser's Acceptance of Public Law Compliance"). If Seller, after reasonable effort, has not timely received from HUD, the HUD Required Prior Written Consents and the HUD written confirmation of Compliance With Public Law and from Purchaser, the timely delivery of the Purchaser's Acceptance of Public Law Compliance, Seller may terminate this Agreement upon written notice to Purchaser. Upon such termination by Seller, Earnest Money Escrow Agent shall deliver to Purchaser, within five (5) days thereafter, the Earnest Money Deposit and this Agreement shall thereupon terminate and Seller and Purchaser shall be released from any further duties, rights or obligations hereunder (except as otherwise expressly provided in this Agreement). Seller shall have the right to waive receipt of HUD written confirmation of Compliance with Public Law and Purchaser's Acceptance of Public Law Compliance.


                                    Page - 7

         5. Control of Premises; Condemnation; Casualty Loss.

                  (a) Until Closing, Seller shall have the full responsibility and the entire liability for any and all damage or injury of any kind whatsoever to the Premises and any and all persons (whether Residents, employees or otherwise) injured at or from activities on the Premises, except for Purchaser's obligation to indemnify Seller pursuant to Subsection 4.(b) hereof. Prior to Closing, Seller agrees to (i) manage, operate and maintain the Premises in a manner substantially consistent with its prior operation and management thereof and otherwise in accordance with the terms hereof, (ii) maintain in full force and effect all insurance policies relating to the Premises which are in force on the Effective Date and (iii) except as may be necessary to cure Unauthorized Exceptions, from the Effective Date hereof to the Closing Date Seller shall not voluntarily cause or permit any negative change in the status of title to the Property.

                  (b) If, at any time prior to Closing, Seller has actual knowledge that the Premises (or any part thereof) are threatened with condemnation, or legal proceedings are commenced under the power of eminent domain, Seller shall promptly notify Purchaser of such fact, in writing, and furnish to Purchaser full copies of all pleadings, correspondence and other documents and data pertaining thereto. Purchaser shall have the option, exercisable within ten (10) days after its receipt of written notice from Seller of the threat or pendency of any such proceedings and the aforesaid copies of documents and information, to terminate this Agreement or to proceed with the Closing. If Purchaser fails to give Seller written notice of its election to proceed with the Closing within said ten (10) day period, Purchaser shall be deemed to have elected to terminate this Agreement. If Purchaser elects to terminate this Agreement, the Earnest Money Deposit shall be returned to Purchaser by Earnest Money Escrow Agent and the parties shall have no further rights, duties or obligations hereunder (except as otherwise expressly provided in this Agreement). If Purchaser elects to proceed with the Closing, it shall be obligated to do so without a reduction in the amount of the Purchase Price, but Purchaser shall be entitled to any and all awards payable to Seller as a result of such condemnation or eminent domain proceedings, and Seller shall assign to Purchaser all of Seller's rights to all such awards at Closing.

                  (c) If, prior to Closing, the Premises (or any part thereof) are destroyed or substantially damaged, Seller shall promptly give Purchaser written notice of such destruction or damage and Purchaser shall have the option, exercisable, in writing, within ten (10) days after its receipt of such notice, to terminate this Agreement or to proceed with the Closing. If Purchaser fails to give Seller written notice of its election to proceed with the Closing within said ten (10) day period, Purchaser shall be deemed to have elected to terminate this Agreement. If Purchaser elects to terminate this Agreement, the Earnest Money Deposit shall be returned to Purchaser by Earnest Money Escrow Agent and the parties shall have no further rights, duties or obligations hereunder (except as otherwise expressly provided in this Agreement). If Purchaser elects to proceed with the Closing or if the damage to the Premises is not substantial (as defined below), Purchaser shall be obligated to proceed with the Closing without a reduction in the amount of the Purchase Price (except as otherwise expressly provided herein). But Purchaser shall be entitled to any insurance proceeds payable by insurance companies to Seller as a result of such damage (whether or not substantial) and Seller shall assign to Purchaser all of Seller's rights to such proceeds at Closing. The Purchaser shall, at Closing, receive a credit on the Purchase Price for the amount of any "deductible" under such insurance policy. Seller agrees to assist and cooperate with Purchaser in collecting the insurance proceeds.

                  (d) For the purposes of this Section 5, destruction or damage to the Premises shall be deemed "substantial" only if the loss in question exceeds five percent (5%) of the Purchase Price pursuant to written estimate of the actual cost for repair and restoration obtained by Seller from a reputable contractor or from a public insurance adjusting firm, and reasonably satisfactory to Purchaser.

         6. Representations and Warranties of Seller.

                  (a) Seller hereby represents and warrants to Purchaser the following:


                                    Page - 8

                        (i) Seller is a Texas limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas; is duly authorized and qualified under the laws of the State of Texas to own, to operate and to sell the Real Property and to transact the business it transacts; has full power and authority to execute and deliver this Agreement for the transaction contemplated hereby; and upon such execution by its General Partner, this Agreement shall be valid, binding and, upon issuance of the consents described in Subsections 4.(d) and 4.(f) above, enforceable against Seller in accordance with its terms.

                        (ii) To Seller's knowledge, there is no condemnation or similar proceeding or action presently pending or threatened with respect to the Premises.

                        (iii) To Seller's knowledge, there are no actions, suits proceedings or regulatory investigations instituted or threatened, in writing, by any person or entity either against or the Seller, or both, affecting the Premises or Seller's title thereto before any federal, state, municipal or other governmental authority nor does Seller have reasonable grounds to know of any basis for such actions, suits, proceedings or investigations.

                        (iv)   Upon   issuance  of  the  consents  described  in
Subsections 4.(d) and 4.(f) above, Seller will have the legal right and all requisite power and authority to complete the transactions contemplated herein and this Agreement shall thereupon be valid, binding and enforceable against Seller, in accordance with its terms.

                        (v) Seller has received no written notice within the past twenty-four (24) months from any governmental authority of non-compliance by the Premises or its operations, with any statute, rule or regulation of Texas or any other governmental authority, federal, county, city or otherwise, having or asserting jurisdiction (which non-compliance, if any, has not been cured).

                        (vi) Items (iii), (iv), (v) and (vi) of the Due Diligence Materials are true and correct, in all material respects, as of the dates set forth thereon, in writing.

                        (vii) The consummation of the transaction contemplated by this Agreement and the performance of the obligations of Seller under this Agreement, upon issuance of the consents described in Subsection 4.(d) and 4.(f) above, will not be in conflict with, result in any breach of or constitute a default under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, license, franchise, or any other instrument or agreement to which Seller is a party or by which Seller may be bound or affected.

                        (viii) Except as otherwise disclosed in writing to Purchaser by those documents related to the environmental condition of the Premises produced with the Due Diligence Materials which represent all of the environmental reports and documents applicable to the Property and known to Seller, and incorporated herein by reference, to Seller's knowledge there are in existence at the Property no "hazardous wastes" as that term is defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Resources, the Compensation and Liability Act, or any other applicable law or code, or the regulations issued pursuant thereto by either the Federal Environmental Protection Agency or any state or local agency or authority exercising jurisdiction over the Property. Seller is not a generator of any such hazardous wastes, and is in full compliance with all hazardous waste emissions, reporting, and removal requirements imposed by applicable law.

                        (ix) The person executing this Agreement on behalf of Seller represents and warrant that he or she is an officer, representative, or partner of Seller, has been duly authorized by Seller to execute this Agreement, and has full power and authority to execute the same on behalf of Seller.

                        (x) On the Closing Date, there will be no management, service, maintenance, employment, or other similar contracts affecting the Property which are not terminable at will without penalty, other than the Contracts.


                                    Page - 9

                  (b) Except for the express representations and warranties of Seller set forth in Subsection 6.(a) above, the Conveyed Assets are being sold on an "AS IS - WHERE IS" condition and with "ALL FAULTS". Except as specifically and expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility is assumed by Seller or by any officer, director, general partner or limited partner, officer or director of any corporate general or limited partner, beneficiary, affiliate, person, firm, agent or representative acting or purporting to act on behalf of Seller as to
(i) the condition or state of repair or utility of the Conveyed Assets, (ii) the value or income potential thereof, or (iii) any other fact or condition which has or could affect the Conveyed Assets or the condition, repair, value or income potential of the Conveyed Assets or any portion thereof, including, without limitation, with respect to any environmental matters which could affect the Conveyed Assets. Purchaser waives any rights to contribution for environmental matters it may now or hereafter have, whether under the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
Section 9601, et seq.), or otherwise, but such waiver shall not apply to environmental matters materially caused by Seller or to any such matters of which Seller has knowledge. Except as specifically and expressly set forth in
Section 6.(a)(vi) of this Agreement, Seller shall have no liability for the accuracy of any matters, facts or data reflected in the Due Diligence Items. The parties acknowledge and agree that all understandings and agreements heretofore made between them or their respective agents or representatives regarding the purchase and sale of the Conveyed Assets are merged into this Agreement, which, alone, fully and completely expresses their agreement and that neither party is relying upon any statement, promise or representation by the other unless such statement, promise or representation is specifically and expressly set forth in this Agreement.

                  (c) The knowledge which Seller's on-site management agent and on-site employees shall not be imputed to Seller.

         7. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller, the following:

                  (a) Purchaser is a Nevada corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada; shall be authorized prior to the Closing hereunder, to transact business in Texas; has full power and authority to make, execute and deliver this Agreement and to consummate the transaction contemplated hereby; and upon such execution by one of its corporate officers, duly authorized, this Agreement shall be valid, binding and, upon issuance of the consents described in Subsections 4.(d) and 4.(f) above, enforceable against Purchaser in accordance with its terms. Purchaser's duly authorized officer has executed this Agreement as the act of Purchaser with all required consents and approvals to the sales transaction which is the subject matter of this Agreement.

                  (b) To Purchaser's knowledge, there are no actions, suits, threatened, in writing, by any person or entity, either against or affecting Purchaser or its members, or both, before any federal, state, municipal or other governmental authority, affecting Purchaser's right, power, or ability to enter into and perform and observe its obligations and the terms and conditions of this Agreement.

                  (c) The consummation of the transaction contemplated by this Agreement and the performance of the obligations of Purchaser under this Agreement, upon issuance of the consents described in Subsections 4.(d) and 4.(f) above, will not be in conflict with, result in any breach of or constitute a default under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, license, franchise, or any other instrument or agreement to which Purchaser is a party or by which Purchaser may be bound or affected.


                                   Page - 10

         8. Closing.

                  (a) Subject to all terms and conditions of this Agreement, and unless this Agreement has been sooner terminated pursuant to the provisions hereof, the Closing hereof shall take place on or before the tenth (10th) day after the last to occur of (i) the issuance by HUD of all necessary HUD Required Prior Consents to the transactions contemplated hereby, as described in Subsection 4.(d) hereof, in which event, the date upon which HUD issues such consent and approval as described in Subsection 4.(d) shall be utilized herein for the purpose of this Subsection 8.(a); (ii) Seller having obtained HUD's prior written confirmation of Compliance With Public Law as described in Subsection 4.(f)(iii) hereof, in which event, the date upon which HUD issues such HUD confirmation of compliance as described in Subsection 4.(f) shall be utilized herein for the purpose of this Subsection 8.(a)(ii); and (iii) Purchaser, having executed its Purchaser's Acceptance of Public Law Compliance as described in Subsection 4.(f)(iv) hereof, in which event, the date upon which Purchaser delivers to Seller such Purchaser Acceptance of Public Law Compliance shall be utilized herein for the purpose of this Subsection 8.(a)(iii), on a date acceptable to Seller and Purchaser (the "Closing" or the "Closing Date"), but in no event, shall the Closing occur later than one hundred sixty (160) days after the Effective Date. Notwithstanding the foregoing, Seller shall have the right to waive HUD's prior written confirmation of Compliance with Public Law and Purchaser's written Acceptance of Public Law Compliance.

                  It is further agreed that should HUD not timely issue the HUD Required Prior Consents, or decline so to do, and all reasonable appeals to HUD for reconsideration and consent or confirmation have been exhausted by Seller, then in such event, either party hereto shall have the right to cancel this Agreement by written notice to the other party and upon such happening, the Earnest Money Escrow Agent shall deliver to Purchaser the Earnest Money Deposit and this Agreement shall thereupon terminate and Seller and Purchaser shall be released from any further duties, rights or obligations hereunder (except as otherwise expressly provided in this Agreement). By execution of this Agreement, Purchaser hereby agrees that if the Closing occurs Purchaser shall not increase the rent charges for any dwelling unit in the Real Property during the sixty day period beginning with the prepayment of the existing indebtedness secured by liens on the Real Property.

                  (b) The Closing shall take place at the offices of the Title Company, or at such other location upon which the parties shall mutually agree. At the Closing, Seller agrees to convey fee simple title to the Real Property to Purchaser, subject only to the Permitted Encumbrances, by a Special Warranty Deed (the "Deed"). The legal description of the Premises to be contained in the Deed shall be identical to the legal description depicted on the Survey.

         9. Seller's Obligations at Closing. At or prior to the Closing, Seller shall:

                  (a) Execute, acknowledge and deliver the Deed to Purchaser.

                  (b) Cause the Title Company to delete from the Title Commitment all exceptions to title disclosed thereby (including the "standard exceptions" listed thereon, to the extent permitted by the Texas Insurance Commission, without additional premium, but excluding, however, the Permitted Encumbrances, matters shown by the Survey, acceptable to Purchaser pursuant to Subsection 3.(c) hereof, and Residents in possession under the Leases); dated on the Closing Date, with "gap" coverage; to agree to issue and deliver to Purchaser the Owner Title Policy conforming to the "down-dated" Title Commitment as soon as is practicable following the Closing; and a UCC search of the Personal Property dated as close to the Closing Date as is reasonably obtainable.


                                   Page - 11

                  (c) Execute and deliver to Purchaser a Limited Warranty Bill of Sale; an Assignment and Assumption of Leases; and an Assignment and Assumption of Contracts, each of the foregoing in form and content to be reasonably agreed upon by counsel for Seller and counsel for Purchaser pursuant to which, among other things, the Personal Property shall be sold to Purchaser; the Leases, the HAP Contract and the Contracts shall be assigned and transferred to Purchaser; and Purchaser shall assume all of Seller's obligations arising under the Leases, under the HAP Contract and under the Contracts, after the Closing, in accordance with the terms and provisions of the sale, assignment and assumption documents.

                  (d) Deliver to Purchaser originals (or if not available, true copies) of the Leases, of the HAP Contract and of the Contracts and, to the extent available and under Seller's control, all plans and specifications relating to the Premises and the Operating Records for the Premises.

                  (e) Deliver to Title Company copies of resolutions or other proceedings of Seller and/or the general partner thereof, as the Title Company may reasonably require, authorizing the execution and delivery of this Agreement, the Deed, the Limited Warranty Bill of Sale and the other documents required to be executed and delivered by Seller hereunder, copies of limited partnership documents reasonably requested by Title Company to verify the power and authority of Seller to engage in the transactions contemplated hereby and the authority of the person signing the aforementioned Closing documents on behalf of Seller.

                  (f) Deliver to Purchaser keys to all locks and security and access codes to the Premises, to the extent available and under Seller's control.

                  (g) Deliver to Purchaser  the affidavit  required  pursuant to
Section 1445 of the Internal Revenue Code, as amended, and/or the regulations thereunder stating, under the penalties of perjury, (i) that Seller is not a foreign entity, (ii) the U.S. taxpayer identification number of Seller, and
(iii) such other information as may be required by the Internal Revenue Code, as amended, and/or the regulations thereunder.

                  (h) Deliver to Purchaser a current (dated within five (5) days of the Closing Date), certified rent roll in the form required by this Agreement.

                  (i) Execute and deliver to Purchaser a letter addressed to the Residents advising them of the sale of the Premises to Purchaser; that all deposits and Prepaid Rents, if any, were transferred to Purchaser; and directing the Residents to make all future rent payments to Purchaser.

                  (j) Quit-Claim Assignment of the Trade Name.

                  (k) If so required by Purchaser, deliver to Purchaser a duplicate original of the termination letter of Seller's management agent for the Premises, effective on the Closing Date.

                  (l) Execute and deliver to Purchaser, Seller's Certificate that the representations and warranties of Seller contained in Subsection
6.(a)(i) through (vii), inclusive, are true and correct in all material respects, as of the Closing Date.

                  (m) Execute and deliver to Title Company, Seller's Closing Statement.

                  (n) Execute and deliver such other documents as may be reasonably required by the Title Company or by Purchaser's counsel.

         10. Purchaser's Obligations at Closing. At Closing, and subject to the terms, conditions and provisions hereof and the performance by Seller of its obligations as set forth above, Purchaser shall:

                  (a) Pay to Seller the balance of the Purchase Price (or all thereof) due and payable at Closing pursuant to Subsection 2.(a)(ii) hereof.


                                   Page - 12

                  (b) Execute and deliver to Seller a counterpart of the Limited Warranty Bill of Sale; of the Assignment and Assumption of Leases; of the Assignment and Assumption of Contracts; of documents required from Purchaser with respect to the HUD Required Prior Consents and of the Purchaser Acceptance of Public Law Compliance.

                  (c) Execute and deliver to Seller, Purchaser's Certificate that the representations and warranties contained in Subsection 7.(a) through
(c), inclusive, are true and correct in all material respects, as of the Closing Date.

                  (d) Execute and deliver to Title Company, Purchaser's Closing Statement.

                  (e) Execute and deliver such other documents as may be reasonably required by the Title Company or by Seller's counsel.

         11. Closing Costs. The following costs and expenses in connection with the Closing shall be paid by the parties as follows:

                  (a) Seller shall pay fifty percent (50%) of the premium for the Owner Title Policy; reimbursement to Purchaser for the cost of the Survey, as provided for in Subsection 3.(b) hereof, not to exceed Two Thousand Five Hundred and No/100 Dollars ($2,500.); and for any prorations chargeable to Seller hereunder.

                  (b) Purchaser shall pay fifty percent (50%) of the premium for the Owner Title Policy; the recording fees required to be paid to record the Deed and any other documents required by the Title Company in connection with the transactions covered by this Agreement; and any prorations chargeable to Purchaser hereunder.

                  (c) Each party shall pay the fees and expenses of its own counsel.

         12. Prorations. The following items relating to the Premises are to be prorated as of the Closing Date, with Seller given credit for and charged for the Closing Date:

                  (a) All real estate and personal property taxes due and payable for the tax year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing Date, and Seller shall pay all back real estate and personal property taxes to and including the Closing Date.

                  (b) All collected rents (not including Prepaid Rents), income and revenues of the Premises; all operating expenses of the Premises; all utility charges; and all assessments or liens for governmental assessments shall be prorated between Seller and Purchaser as of the Closing Date.


                                   Page - 13

                  All uncollected Rents prior to the Closing Date (the "Delinquent Rents") shall remain Seller's property and shall not be prorated. All Prepaid Rents shall be delivered to Purchaser at Closing without proration. Purchaser agrees to make a good faith effort and attempt, for a period of three
(3) months after Closing, to collect Delinquent Rents and to pay such Delinquent Rents to Seller promptly after collection by Purchaser; provided, however, that nothing contained herein shall operate to require Purchaser to institute a lawsuit to recover any such Delinquent Rents or to terminate any Lease. In the event Purchaser is successful in collecting sums from any Residents under the Leases and such sums consist of both Delinquent Rents and current rents, the amount so received by Purchaser shall: (i) first be applied to rents and other charges under the Leases attributable to any period after the Closing Date which are due on the date of receipt; and (ii) then to Delinquent Rents, which amounts, if any, shall be paid to Seller. If the Purchaser incurs collection costs not recovered from a Resident any other sums recovered from the Resident including sums for Delinquent Rents shall be allocated to reimburse such costs on a pro-rata basis. No portion of Delinquent Rents attributable to a particular Resident shall be applied against the rents or Delinquent Rents attributable to another Resident, or to the expenses incurred by Purchaser in collecting such rents or Delinquent Rents from such other Resident. Seller shall be entitled to continue to prosecute any and all legal actions commenced by Seller prior to the Closing Date against any Resident or Residents owing Delinquent Rents. Purchaser agrees that its obligations hereunder with respect to uncollected Rents shall survive Closing of the transactions contemplated under this Agreement for a period of six (6) months after Closing.

                  With respect to operating expenses for salaries and wages of employees, employees' vacation pay, sick leave, employees' bonuses, if any, welfare fund and union dues, if any, federal income tax on employees' wages withheld at the source, federal and/or state payroll taxes, social security taxes and all state, municipal county or other employee based or related taxes, the proration as of the Closing Date shall be solely with respect to those employees, if any, whom Purchaser, in its sole discretion, elects to continue in such employment from and after the Closing Date; provided, however, that in no event shall such employee compensation prorations chargeable to Seller pursuant to this Subsection exceed the amounts for which Seller would have been liable had such employee been terminated as of the Closing Date and not re-hired by Purchaser; and there shall be no proration with respect to any employee not so continued by Purchaser, such obligation being an operating expense prior to the Closing Date and payable by Seller.

                  (c) All of the above-listed items that are required to be prorated as of the Closing Date and that are not subject to an exact determination at the time of Closing shall be estimated by the parties. When any item so estimated is capable of exact determination after the Closing, the party in possession of the facts necessary to make the determination shall send the other party a detailed statement of the exact determination so made, and the parties shall adjust the prior estimate within ten (10) days after both parties have received said statement. The cash payment due to Seller at Closing shall be increased or decreased by proration of the foregoing items, as appropriate.

                  (d) All Deposits, and any interest thereon that would be owed to any Residents by law or contract if the residency expired without default on the Closing Date, as shown on the updated rent roll to be delivered by Seller to Purchaser at the Closing, shall be transferred or credited to Purchaser, in full, without proration, on the Closing Date, and Purchaser shall indemnify and hold Seller harmless from any liability with reference thereto accruing from and after the Closing Date. Purchaser agrees to hold the security deposits in accordance with the provisions of the Leases and of applicable law. All Prepaid Rents relating to occupancy after the Closing Date shall be delivered to Purchaser at Closing, without proration.

                  (e) To the extent the same are not the direct responsibility of Residents under Leases, all other income and expenses of the Premises shall be prorated as of the Closing Date.

         13. Brokerage. Seller and Purchaser each represent and warrant to the other that there are no real estate brokers, salesman or finders presently involved in this transaction other than Mr. Kevin McCarthy, Marcus & Millichap, 1860 Post Oak Road, Suite 825, Houston, Texas 77056 (the "Broker"), which company presently serves in such capacity herein, pursuant to a separate written agreement with Seller, whose total commission or finder's fee shall be paid by Seller at Closing in accordance with said agreement. If a claim for a brokerage commission or finder's fee in connection with this transaction is made by any broker, salesman or finder other than the Broker claiming to have dealt through or on behalf of one of the parties hereto or by any one or more predecessor brokers, salesmen or finders other than the Broker claiming to have dealt through or on behalf of the Seller (the "Indemnitor"), said Indemnitor shall indemnify, defend and hold the other party hereunder, and such party's, partners, officers, directors agents and representatives (collectively, the "Indemnitees") harmless from any liabilities, damages, claims, costs, fees and expenses whatsoever (including reasonable attorneys' fees and court costs) with respect to such claim for brokerage or finder's fees. This Section shall survive the Closing or termination of this Agreement.


                                   Page - 14

         14. Merger/Survival. All prior understandings and agreements of the parties with respect to the subject matter of this Agreement are merged in this Agreement, which, alone, fully and completely expresses their agreement. All representations, covenants and agreements contained herein shall survive the Closing; provided, however, that the warranties and representations of the Seller and of the Purchaser shall, with respect to each of them, survive only for a period of six (6) months following the Closing.

         15. Default. In the event that:

                  (a) Seller fails to consummate the  transactions  contemplated herein for any reason, except for Purchaser's default hereunder, the nonoccurrence of any condition to Seller's obligations or the rightful termination by Seller or Purchaser of this Agreement pursuant to its terms, then Purchaser, as its sole remedies hereunder, may either (a) enforce this Agreement through an action for a decree of specific performance; or (b) cancel and terminate this Agreement, in which event, Purchaser shall be immediately entitled to the return of the Earnest Money Deposit and upon Purchaser's receipt of the Earnest Money Deposit from the Earnest Money Escrow Agent, the parties shall have no further rights, duties or obligations hereunder (except as otherwise expressly provided in this Agreement).

                  (b) Purchaser fails to consummate the transactions contemplated herein for any reason, except for Seller's default hereunder, the nonoccurrence of any condition to Purchaser's obligations or the rightful termination by Seller or Purchaser of this Agreement pursuant to its terms, then Seller's sole remedy hereunder shall be to cancel and terminate this Agreement and to receive and retain the Earnest Money Deposit as liquidated damages and not as a penalty, and the parties shall have no further rights, duties or obligations hereunder (except as otherwise expressly provided in this Agreement). The parties acknowledge and agree that Seller's right hereunder to receive and retain the Earnest Money Deposit as liquidated damages upon a default by Purchaser reflects the parties' mutual agreement that such amount represents a fair and reasonable measure of the damages that would be suffered by Seller for removing the Premises from the market and carrying the Premises during the pendency of this Agreement, it being further agreed that the exact amount of such damages are incapable of ascertainment with mathematical precision and that the parties hereto are attempting and intending by such provision to establish a measure of damages that is fair and reasonable under the circumstances.

         16.  Miscellaneous.  The following general provisions shall govern this
Agreement:

                  (a) Time of Essence. Time is of the essence of this Agreement and each provision hereof.

                  (b) Governing Law. This Agreement is made and executed under and is, in all respects, to be governed and construed by the laws of the State of Texas.

                  (c) Notices. All notices, demands and requests provided for in this Agreement (collectively, "Notice" or "Notices") shall be in writing. All such Notices shall be personally delivered or sent by Fax or telecopier (with a hard copy sent by overnight courier), by overnight courier service (such as Federal Express), or by United States Certified mail, return receipt requested, postage prepaid, addressed as set forth as follows:


                                   Page - 15

         If to Seller:              Villa Americana Associates., Ltd.
                                    c/o J&B Management Corp.
                                    One Executive Drive
                                    Fort Lee, New Jersey  07024
                                    Attn:  Mr. Keith E. Marlowe
                                    FAX:  (201) 947-6663
                                    Phone:  (201) 947-7322

         With a copy to:            Robert W. Strauss, Esq.
                                    Strasburger & Price, L.L.P.
                                    901 Main Street, Suite 4300
                                    Dallas, Texas 75202
                                    FAX:  (214) 659-4047
                                    Phone:  (214) 651-4629

         If to Buyer:               Homes For American Holdings, Inc.
                                    One O'Dell Plaza
                                    Yonkers, New York  10701
                                    Attn:  Mr. Robert MacFarlane, CEO
                                    FAX:  (914) 964-7034
                                    Phone:  (914) 964-3000

         With a copy to:            Daniel G. Hayes, Esq.
                                    9324 West Street, Suite 101
                                    Manassas, Virginia  20110
                                    FAX:  (703) 368-2465
                                    Phone:  (703) 368-0707

Notices which are served in the manner aforesaid shall be deemed served, received or given for all purposes hereunder (i) upon delivery, if hand-delivered, (ii) on the next business day if deposited with an overnight courier, if sent by overnight courier, (iii) if mailed, four (4) business days after such notice shall be so deposited with the United States Post Office, or upon actual receipt, whichever first occurs, or (iv) on the same day as sent via Fax or via telecopier, if sent on a business day, or on the next business day if sent on a non-business day; provided that in either case, a "hard copy" of such notice is deposited with an overnight courier service on the same day the Fax or telecopy is sent, or on the next business day if the Fax or telecopy is sent on a non-business day.

                  (d) Waivers. The parties to this Agreement may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such condition or obligation. Any past waiver as to any of the terms, covenants, conditions or provisions of this Agreement shall not operate as a future waiver of the same terms, covenants, conditions or provisions or prevent the future enforcement thereof.

                  (e) Entire Agreement and Amendment. This Agreement sets forth the entire agreement between the parties relating to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of the parties hereto and of their respective principals in connection therewith. No promise, representation, warranty, covenant, agreement or condition not included or expressed in this Agreement has been or is relied upon by either party hereto nor shall the same be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement unless in writing, signed by the parties and dated contemporaneously or subsequent to the date hereof. Furthermore, neither party hereto has made any representations, warranties or covenants to the other party concerning any tax benefits or tax treatment which may be given to the other party in connection with the transaction contemplated hereunder. Each party has relied upon its own examination of this Agreement and the provisions hereof, and the counsel of its own advisors, and the warranties, representations and covenants expressly contained in this Agreement itself. No modification or amendment of this Agreement shall be of any force or effect unless made, in writing, and executed by both Purchaser and Seller.


                                   Page - 16

                  (f) Construction. The captions and headings of the various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof. Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable. This Agreement shall not be construed more strictly against one party than against the other by virtue of the fact that it may have been drafted or prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed substantially and materially to the preparation of this Agreement. The phrase "the date hereof" or words of similar import shall refer to the Effective Date.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and successors in interest. Purchaser may not assign this Agreement without the consent of Seller; provided, however, this Agreement may be assigned by Purchaser prior to the Closing without the consent of Seller, if (i) made to a partnership in which Purchaser shall serve as one of the partners thereof or to an entity that is an affiliate of Purchaser; (ii) Seller is given written notice thereof; and (iii) the assignee assumes all of Purchaser's obligations hereunder. Purchaser shall not be relieved, discharged or released from any of its obligations and liabilities hereunder, either in whole or in part, by virtue of any assignment hereof, whether one or more.

                  (h) Severability. If for any reason any provision of this Agreement, or the application thereof to a particular person or circumstance, shall be declared void or unenforceable by any court of competent jurisdiction, such invalidity shall only affect such provision or application and the balance of this Agreement and/or the application of such provision to other persons or circumstances shall remain in full force and effect and shall be binding upon the parties hereto.

                  (i) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and one and the same agreement, binding on the parties hereto, notwithstanding that both parties are not signatory to the same counterpart.

                  (j) Business Days. When used herein, "business day" refers to any day other than a day on which commercial banks in Houston, Texas are required or permitted to close.

                  (k) Time for Performance. Time is of the essence of this Agreement. Whenever under the terms of this Agreement the time for performance falls on a Saturday, Sunday or legal holiday, such time for performance shall be on the next day that is not a Saturday, Sunday or legal holiday.

                  (l) Attorneys' Fees. In any litigation arising out of this Agreement, the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees and costs.

                  (m) Possession. Possession of the Property shall be delivered to Purchaser at Closing, subject only to the Permitted Encumbrances and the rights of Residents in possession as residents pursuant to Leases.


                                   Page - 17

         17. Intermediary. Seller has the option to qualify this transaction as part of a tax-deferred exchange under Section 1031 of the Internal Revenue Code, provided, however, that the Seller shall not be released from its obligations hereunder if Seller does not qualify this transaction as part of a tax-deferred exchange. Buyer agrees to cooperate in the exchange provided Buyer incurs no liability or additional cost or expense and the exchange does not delay Closing. Buyer and Seller agree that Seller may substitute, prior to the Closing hereunder, an intermediary ("Intermediary") to act in only the capacity of Seller's agent and in place of Seller as the seller of the Property, subject to the prior written approval of Seller's Lender, to be obtained by Seller, if required. Intermediary shall be designated in writing by Seller. Upon identification of Intermediary and receipt of Lender's prior written approval, to be obtained by Seller, if required, and upon assignment of Seller's rights hereunder to Intermediary, Intermediary shall be substituted for Seller
hereunder  as  the  seller  of  the  Property.   Buyer  agrees  to  accept  from
Intermediary,  the  Property  and all  other  required  performance  under  this
Agreement and under any Closing escrow instructions and to render its performance of all of its obligations hereunder, to Intermediary. Buyer agrees that performance by Intermediary will be treated as performance by Seller, and Seller agrees that Buyer's performance to Intermediary will be treated as performance to Seller. In the event that Seller designates Intermediary, Seller, in consideration of the premises and for other good and valuable independent considerations, the receipt and sufficiency of which are hereby acknowledged, shall and hereby does, jointly and severally, unconditionally guarantee the full and timely performance by Intermediary of each and every one of the representations, warranties, indemnities, obligations and undertakings of Intermediary pursuant to this Agreement and to and Closing escrow instructions (or amendments). As such guarantor, Seller shall be treated as a primary obligor with respect to these representations, warranties, indemnities, obligations and undertakings, and, in the event of breach, Buyer may proceed directly against Seller, jointly or severally, on this guarantee without the need to join Intermediary as a party to the action against Seller. Seller, jointly and severally, unconditionally waives any defense that it might have as guarantor that it would not have if it had made or undertaken these representations, warranties, indemnities, obligations and undertakings directly to Buyer.

         18. Effective Date. Unless both parties hereto have signed this Agreement on or before August 12, 1999, and Earnest Money Escrow Agent has received the Earnest Money Deposit within three (3) business days thereafter, this Agreement shall be automatically terminated and shall be of no further force and effect. The "Effective Date" of this Agreement shall be the date of signing by Title Company of the Joinder By Earnest Money Escrow Agent (attached hereto as the last page hereof).

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective on the respective dates set forth below, to be effective as of the Effective Date determined in accordance with Section 18 hereof.

                                    SELLER:

                                    VILLA AMERICANA ASSOCIATES, LTD.,
                                    a Texas limited partnership



                                    By:/s/
                                    ------------------------------------
                                    Bernard M. Rodin, General Partner

                                    Date: September 22, 1999


                                   Page - 18

                                    PURCHASER:

                                    HOMES FOR AMERICA HOLDINGS, INC.,
                                    a Nevada corporation


                                    By:/s/
                                    ------------------------------------
                                    Robert A. MacFarlane, CEO

                                    Date: September 23, 1999

Exhibits
--------
Exhibit A - Property Description (Preliminary Statement)
Exhibit B - HAP Contract (Section 2(c))


                                   Page - 19